UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2010

EQUUS TOTAL RETURN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	814-00098	76-0345915
(State or Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

Eight Greenway Plaza, Suite 930, Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 529-0900

N/A
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Exhibits
Item 5.07     Submission of Matters to a Vote of Security Holders.

     At the Annual Meeting of Stockholders held on May 12, 2010, the stockholders of Equus Total Return, Inc. (the “Fund”) voted on the following matters, which are described in detail in the Fund’s Proxy Statement filed with the Securities and Exchange Commission on April 13, 2010: (i) to elect nine (9) Directors to serve until the 2011 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier resignation, death or removal (“Proposal 1”); and (ii) to ratify the appointment of UHY LLP as the independent auditor of the Fund for the fiscal year ending December 31, 2010 (“Proposal 2”).

     As previously disclosed, the “Committee to Enhance Equus,” comprised of certain persons and entities affiliated with Sam and Paula Douglass, nominated nine persons to the Fund’s Board of Directors in opposition to the nominees put forth by the Fund.  On May 17, 2010, the independent inspector of elections for the 2010 Annual Meeting of Stockholders delivered its preliminary results, which reported that the Fund’s nine nominees were elected to the Fund’s Board of Directors.  These results are only preliminary and are subject to change at a review and challenge session, which may be called for by one or both parties to the proxy contest.

     The preliminary results for Proposal 1 were as follows:

Board of Directors Nominees	For	Withheld
Fraser Atkinson	3,260,833	275,331
Alessandro Benedetti	3,158,653	353,634
Richard F. Bergner	3,114,657	397,630
Kenneth I. Denos	3,046,480	465,807
Gregory J. Flanagan	3,119,519	392,768
Henry W. Hankinson	3,130,007	382,280
John A. Hardy	3,168,121	344,166
Robert I. Knauss	3,049,495	462,792
Bertrand des Pallieres	3,234,587	277,700
Opposition Nominees:	For	Withheld
J. Philip Ferguson	2,241,020	34,657
Lance T. Funston	2,244,805	30,872
John D. White	2,148,635	127,042
Charles R. Ofner	2,241,020	34,657
Dr. Francis D. Tuggle	2,153,685	121,992
John P. Wade	2,165,798	109,879
Dr. Charles M. Boyd	2,153,685	121,992
Jonathan H. Godshall	2,129,751	122,049
Paula T. Douglass	2,153,045	122,632

There were no votes against or abstained with respect to any director nominee.

Exhibits

     The preliminary results for Proposal 2 were as follows:

For	Against	Withheld	Abstained
5,232,708	444,175	0	111,077

     Brokers did not have discretionary voting authority on any matter before the 2010 Annual Meeting of Stockholders and, as a result, broker non-votes had no effect on Proposal 1 or Proposal 2.

     The preliminary voting results disclosed above are not final. The Fund will file an amendment to this Current Report on Form 8-K under Item 5.07 to disclose the final voting results for the 2010 Annual Meeting of Stockholders within four business days after the final voting results are known to the Fund.

Item 8.01     Other Events.

     On May 18, 2010, the Fund issued a press release announcing the preliminary results of its 2010 Annual Meeting of Stockholders.  The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press release issued on May 18, 2010 by Equus Total Return, Inc.

Exhibits

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equus Total Return, Inc.

Date: May 18, 2010	By:	/s/ L'Sheryl D. Hudson
Name: L'Sheryl D. Hudson
Title: Senior Vice President and Chief Financial Officer

Exhibits